                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                  ("THE FUND")


                STRATEGIC ASSET MANAGEMENT PORTFOLIOS PROSPECTUS

                             PORTFOLIOS OF THE FUND
                             ----------------------
                           FLEXIBLE INCOME PORTFOLIO
                        CONSERVATIVE BALANCED PORTFOLIO
                               BALANCED PORTFOLIO
                         CONSERVATIVE GROWTH PORTFOLIO
                           STRATEGIC GROWTH PORTFOLIO




                               ("THE PORTFOLIOS")


                           CLASS 1 AND CLASS 2 SHARES




This prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Portfolios listed above.

                  The date of this Prospectus is May 1, 2007.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

PORTFOLIO DESCRIPTIONS..................................................3
  Strategic Asset Management Portfolios.................................5

    Flexible Income Portfolio...........................................8

    Conservative Balanced Portfolio.....................................9

    Balanced Portfolio..................................................10

    Conservative Growth Portfolio.......................................11

    Strategic Growth Portfolio..........................................12


MAIN STRATEGIES AND RISKS OF UNDERLYING FUNDS...........................16

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................30

PRICING OF ACCOUNT SHARES...............................................36

DIVIDENDS AND DISTRIBUTIONS.............................................37

MANAGEMENT OF THE FUND..................................................37

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION 39

GENERAL INFORMATION ABOUT AN ACCOUNT....................................42
  Frequent Trading and Market-Timing (Abusive Trading Practices)........42

  Eligible Purchasers...................................................43

  Shareholder Rights....................................................43

  Purchase of Account Shares............................................44

  Sale of Account Shares................................................44

  Restricted Transfers..................................................45

  Financial Statements..................................................45


TAX INFORMATION.........................................................45

FINANCIAL HIGHLIGHTS....................................................46

ADDITIONAL INFORMATION..................................................52

APPENDIX A..............................................................53

APPENDIX B..............................................................59

PORTFOLIO DESCRIPTIONS


The Fund is made up of forty investment portfolios, thirty-five of which are referred to as Accounts and five of which are referred to as Strategic Asset Management Portfolios. The five Portfolios are included in this prospectus and each has its own investment objective. The Fund's principal underwriter is Principal Funds Distributor, Inc.* (the "Distributor"). The Fund has hired Principal Management Corporation ("Principal")* to provide investment advisory and other services to each of the Portfolios. Principal seeks to provide a wide range of investment approaches through the Fund.


Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for the Portfolios in this prospectus is Edge Asset Management, Inc.* (formerly known as WM Advisors, Inc.).

 * Principal Management Corporation; Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.); and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.

MAIN STRATEGIES AND RISKS
Each Portfolio's investment objective is described in the summary description of each Portfolio. The Board of Directors may change a Portfolio's investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Portfolio. If there is a material change to the Portfolio's investment objective or investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its investment objective.

The summary of each Portfolio also describes each Portfolio's primary investment strategies including the type or types of securities in which the Portfolio invests, and the main risks associated with an investment in the Portfolio. A more detailed discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Portfolio may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Portfolio is designed to be a portion of an investor's portfolio. None of the Portfolios is intended to be a complete investment program. You should consider the risks of each Portfolio before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors affect that value, and it is possible that you may lose money by investing in the Portfolios. An investment in an Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Factors that may adversely affect a particular Portfolio as a whole are called "principal risks." The principal risks of investing in the Portfolios are stated as to each Portfolio in the Portfolio's description. In addition to the risks identified in each Portfolio's description, each of the Portfolios is also subject to liquidity risk, market risk, and management risk. Each Portfolio is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Portfolio. Additional descriptions of the risks associated with investing in the Portfolios are provided in "Certain Investment Strategies and Risks" and in Appendix A to this prospectus.

INVESTMENT RESULTS
A bar chart and a table are included with the description of each Portfolio that has annual returns for a full calendar year. They show the Portfolio's annual returns and its long-term performance. The chart shows how the Portfolio's performance has varied from year-to-year. The table compares the Portfolio's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolios do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Portfolios would be lower if such expenses were included.


The prospectus contains information on the historical performance of each Portfolio's Class 1 and Class 2 shares.


The performance information for Class 1 and Class 2 shares of each of the Portfolios reflects the historical performance of a predecessor fund acquired by each such Portfolio in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.


FEES AND EXPENSES
The annual operating expenses for each Portfolio are deducted from that Portfolio's assets. Each Portfolio's operating expenses are shown with the description of the Portfolio and are stated as a percentage of Portfolio assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Portfolio includes examples of the costs associated with investing in the Portfolio. The examples are intended to help you compare the cost of investing in a particular Portfolio with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Portfolio's operating expenses remain the same. Your actual costs of investing in a particular Portfolio may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Portfolio other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Portfolio, Principal, any Sub-Advisor, or the Distributor.

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Variable Contracts Fund provides a broad selection of investment choices, including the five asset allocation strategies available through the Portfolios included in this prospectus: SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return. The SAM Portfolios currently invest principally in Class 1 shares of the Equity Accounts and Fixed-Income Accounts, identified below, and the Money Market Account (collectively the "Underlying Funds''). The"Equity Accounts" currently include the Real Estate Securities, Equity Income I, LargeCap Blend, West Coast Equity, MidCap Stock, Growth, SmallCap Value, SmallCap Growth, and Diversified International Accounts. On or about May 7, 2007, Edge, the Sub-Advisor for the Portfolios, intends to replace the SAM Portfolios' current investment in the LargeCap Blend Account with an investment in the Institutional Class shares of the Disciplined LargeCap Blend Fund of Principal Investors Fund, Inc. (the "PIF Disciplined LargeCap Blend Fund"), a diversified mutual fund sub-advised by Principal Global Investors, Inc. ("PGI"). At that time, the PIF Disciplined LargeCap Blend Fund will become one of the Equity Accounts. In connection with this change, the LargeCap Blend Account will pay the SAM Portfolios' redemption request in whole or in part by a distribution-in-kind of securities from its portfolio instead of in cash.

The "Fixed-Income Accounts" include the Short-Term Income, Mortgage Securities, and Income Accounts, and the High Yield Fund II of Principal Investors Fund, Inc. (the "PIF High Yield Fund II"), a diversified mutual fund sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge"). Each of the SAM Portfolios may also invest, at the Sub-Advisor's discretion, in the Class 1 shares of other equity Accounts or fixed-income Accounts of the Fund as well as Institutional Class shares issued by any of the investment portfolios of Principal Investors Fund, Inc.


MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Accounts, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  . Equity Securities Risk                              . Growth Stock Risk         . Value Stock Risk
                                                        .Market Segment
  . Derivatives Risk                                      (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk                                 . Underlying Fund Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk



The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolio since the inception of the Portfolios.


As of March 31, 2007, the Portfolios' assets were allocated among the Underlying Funds as follows:

                         FLEXIBLE   CONSERVATIVE             CONSERVATIVE   STRATEGIC
                          INCOME      BALANCED    BALANCED      GROWTH       GROWTH
 UNDERLYING FUND         PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO
  Diversified
  International             0.0%        5.0%         7.5%        9.6%         10.7%
  Equity Income I           5.4         9.6         14.4        18.3          19.8
  Growth                    7.5        11.4         17.0        21.3          23.6
  Income                   24.9        17.8         10.3         4.3           0.0
  International
  Emerging Markets          0.0         1.3          1.8         2.3           2.5
  LargeCap Blend            5.6         7.4         10.9        14.0          15.9
  MidCap Stock              2.4         2.8          4.0         5.6           6.7
  Money Market              0.0         0.0          0.5         0.0           0.0
  Mortgage Securities      31.3        26.1         17.0         7.2           0.0
  PIF High Yield Fund
  II                        6.6         5.8          4.6         2.6           4.0
  Real Estate
  Securities                1.2         1.7          2.5         3.4           3.7
  Short-Term Income        11.8         5.5          0.9         0.0           0.0
  SmallCap Growth           1.0         1.2          1.9         2.6           2.9
  SmallCap Value            1.0         1.1          1.8         2.4           2.6
  West Coast Equity         1.3         3.3          4.9         6.4           7.6



OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk

HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio offers investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests no more than 30% of its net assets in Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, West Coast Equity, MidCap Stock, Growth, SmallCap Value and SmallCap Growth Accounts as well as the PIF High Yield Fund II and Disciplined LargeCap Blend Fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"11.75

"1999"8.58


"2000"5.79


"2001"4.84


"2002"2.14


"2003"13.3


"2004"6.47
2005 3.41
2006 6.84

                             The Portfolio's highest/lowest quarterly returns
                   during this
                             time period were:
                              HIGHEST Q2 '03 6.48 %
                              LOWEST  Q3 '02 -1.24 %
LOGO

 The year-to-date return as of March 31, 2007 is 1.53%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR        PAST 5 YEARS         LIFE OF PORTFOLIO /(2)/
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 1 ..................
                                                                    6.84               6.36                      6.98
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 2 ..................
                                                                    6.61               6.10                      6.72
 S&P 500 Index /(//3//)/ ..................................        15.79               6.19                      6.11
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...........         4.33               5.06                      6.03
 20% S&P Index and 80% Lehman Brothers Aggregate Bond Index
 /(//3//)/.................................................         6.62               5.44                      6.28
 Morningstar Conservative Allocation Category Average .....         8.17               5.66                      4.86
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 /(2)/
  Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on November 6, 2001. The returns for
  Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio offers investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio invests between 40% and 80% of its net assets in a combination of Fixed-Income Funds and the Money Market Account and between 20% and 60% of its net assets in the Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, West Coast Equity, MidCap Stock, Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts as well as in the PIF High Yield Fund II and Disciplined LargeCap Blend Fund.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"1.88

"2000"5.03


"2001"2.4


"2002"-2.26


"2003"17.09


"2004"8.21
2005 4.59
2006 8.83

                             The Portfolio's highest/lowest quarterly returns
                  during this
                             time period were:
                              HIGHEST Q2 '03 8.35 %
                              LOWEST  Q3 '02 -4.43 %
LOGO

 The year-to-date return as of March 31, 2007 is 1.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR       PAST 5 YEARS        LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 1                        8.83              7.11                      5.63
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 2                        8.50              6.83                      5.37
 S&P 500 Index /(//3//)/ .....................................       15.79              6.19                      6.11
 Lehman Brothers Aggregate Bond Index /(//3//)/ ..............        4.33              5.06                      6.03
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond
 Index /(//3//)/..............................................        8.91              5.75                      6.41
 Morningstar Conservative Allocation Category Average                 8.17              5.66                      4.86
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund's performance would have been under its current investment objective and policies. The predecessor fund's performance between 1998 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on November 6, 2001. The returns for
  Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio offers investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio operates as a fund of funds and invests principally in the Underlying Funds. The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in a combination of Fixed-Income Funds and the Money Market Account.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, West Coast Equity, MidCap Stock, Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts as well as the PIF High Yield Fund II and Disciplined LargeCap Blend Fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"17.18

"1999"27.71


"2000"0.49


"2001"0.13


"2002"-8.78


"2003"22.74


"2004"10.12
2005 6.01
2006 10.61

                             The Portfolio's highest/lowest quarterly returns
                   during this
                             time period were:
                              HIGHEST Q4 '99 15.37 %
                              LOWEST  Q3 '02 -8.44 %
LOGO

 The year-to-date return as of March 31, 2007 is 1.71%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    PAST 1 YEAR         PAST 5 YEARS          LIFE OF PORTFOLIO /(2)/
 SAM BALANCED PORTFOLIO - CLASS 1 ... .....                     10.61                7.65                        8.98
 SAM BALANCED PORTFOLIO - CLASS 2 ... .....                     10.37                7.39                        8.72
 S&P 500 Index /(//3//)/ ...............................        15.79                6.19                        6.11
 Lehman Brothers Aggregate Bond Index /(//3//)/ ........         4.33                5.06                        6.03
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond
 Index /(3)/............................................        11.20                5.98                        6.43
 Morningstar Moderate Allocation Category Average               11.26                6.09                        5.72
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class
  2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio offers investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.


The Portfolio generally invests at least 60% of its net assets in Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of their assets in each of the Real Estate Securities, Equity Income I, West Coast Equity, MidCap Stock, Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts as well as the PIF High Yield Fund II and Disciplined LargeCap Blend Fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"19.91

"1999"39.36


"2000"-2.49


"2001"-3.56


"2002"-15.52


"2003"28.74


"2004"11.78
2005 7.04
2006 12.20

                             The Portfolio's highest/lowest quarterly returns
                   during this
                             time period were:
                              HIGHEST Q4 '99 21.54 %
                              LOWEST  Q3 '01 -12.83 %
LOGO

 The year-to-date return as of March 31, 2007 is 1.78%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR       PAST 5 YEARS        LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 1                         12.20              7.86                      9.60
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 2                         11.95              7.59                      9.33
 S&P 500 Index /(//3//)/ .....................................       15.79              6.19                      6.11
 Lehman Brothers Aggregate Bond Index /(//3//)/ ..............        4.33              5.06                      6.03
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond
 Index /(//3//)/..............................................       13.50              6.12                      6.33
 Morningstar Moderate Allocation Category Average ............       11.26              6.09                      5.72
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class
  2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio offers investors the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests at least 75% of its net assets in the Equity Funds.


The Portfolio may invest up to 25% of its assets in each of the Short-Term Income and Money Market Accounts and the PIF High Yield Fund II. Subject to the limits in the prior paragraph, the Portfolio may invest up to 50% of its assets in each of the Real Estate Securities, Equity Income I, West Coast Equity, MidCap Stock, Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts as well as the PIF Disciplined LargeCap Blend Fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"26.19

"1999"47.95


"2000"-3.73


"2001"-6.25


"2002"-20.53


"2003"33.07


"2004"12.83
2005 7.71
2006 13.06

                             The Portfolio's highest/lowest quarterly returns
                   during this
                             time period were:
                              HIGHEST Q4 '99 25.82 %
                              LOWEST  Q3 '01 -17.07 %
LOGO

 The year-to-date return as of March 31, 2007 is 1.81%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS               LIFE OF PORTFOLIO /(2)/
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 1
                                                    13.06                     7.76                            10.58
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 2
                                                    12.77                     7.53                            10.33
 S&P 500 Index /(//3//)/ ................           15.79                     6.19                             6.11
 Russell 3000 Index /(//3//)/ ...........           15.72                     7.17                             6.43
 Morningstar Large Blend Category Average           14.12                     5.92                             6.03
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class
  2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE SAM PORTFOLIOS
Each of the SAM Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a SAM Portfolio. Estimated expenses of the Underlying Funds in which the SAM portfolios invest are included. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), that the SAM Portfolio's operating expenses, including the operating expenses of the Underlying Funds, remain the same, and that you redeem all your shares at the end of the periods shown. The expenses shown below would not change, however, if you continued to hold all your shares at the end of the period shown. Your actual costs may be higher or lower than those in the examples.

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                      FOR THE YEAR ENDED DECEMBER 31, 2006 (ESTIMATED)
                                                     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                        ------------------------------------------------------------------------------------------------
                                                                                                          ACQUIRED
                                                                                                            FUND
                                                                                                     ("UNDERLYING FUND")
                        MANAGEMENT  12B-1   OTHER     GROSS FEES        EXPENSE          NET FEES         FEES AND
  PORTFOLIO                FEES     FEES   EXPENSES  AND EXPENSES  REIMBURSEMENT/(2)/  AND EXPENSES       EXPENSES
 Flexible Income          0.25%     0.00%   0.01%       0.26%            0.00%            0.26%             0.59%
 Conservative Balanced    0.25      0.00    0.01        0.26             0.00             0.26              0.62
 Balanced                 0.25      0.00    0.01        0.26             0.00             0.26              0.66
 Conservative Growth      0.25      0.00    0.01        0.26             0.00             0.26              0.69
 Strategic Growth         0.25      0.00    0.01        0.26             0.00             0.26              0.73
                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS



                             TOTAL
  PORTFOLIO                 ANNUAL
                           PORTFOLIO
                           OPERATING
                         EXPENSES/(2)/
 Flexible Income             0.85%
 Conservative Balanced       0.88
 Balanced                    0.92
 Conservative Growth         0.95
 Strategic Growth            0.99


                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                       FOR THE YEAR ENDED DECEMBER 31, 2006 (ESTIMATED)
                                                      (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                          ---------------------------------------------------------------------------------------



                           MANAGEMENT    12B-1     OTHER       GROSS FEES          EXPENSE            NET FEES
  PORTFOLIO                   FEES       FEES     EXPENSES    AND EXPENSES    REIMBURSEMENT/(2)/    AND EXPENSES
 Flexible Income             0.25%       0.25%     0.01%         0.51%              0.00%              0.51%
 Conservative Balanced       0.25        0.25      0.01          0.51               0.00               0.51
 Balanced                    0.25        0.25      0.01          0.51               0.00               0.51
 Conservative Growth         0.25        0.25      0.01          0.51               0.00               0.51
 Strategic Growth            0.25        0.25      0.01          0.51               0.00               0.51
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income
  Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the
  Class 1 shares and 0.53% for the Class 2 shares of the Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic
  Growth Portfolio.
                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS



                                ACQUIRED               TOTAL
  PORTFOLIO                       FUND                ANNUAL
                           ("UNDERLYING FUND")       PORTFOLIO
                                FEES AND             OPERATING
                                EXPENSES           EXPENSES/(2)/
 Flexible Income                  0.59%                1.10%
 Conservative Balanced            0.62                 1.13
 Balanced                         0.66                 1.17
 Conservative Growth              0.69                 1.20
 Strategic Growth                 0.73                 1.24
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income
  Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the
  Class 1 shares and 0.53% for the Class 2 shares of the Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic
  Growth Portfolio.

EXAMPLES

                                               CLASS 1 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $ 87              $271              $471              $1,049
 Conservative Balanced                        90               281               488               1,084
 Balanced                                     94               293               509               1,131
 Conservative Growth                          97               303               525               1,166
 Strategic Growth                            101               315               547               1,213


                                               CLASS 2 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $112              $350              $606              $1,340
 Conservative Balanced                       115               359               622               1,375
 Balanced                                    119               372               644               1,420
 Conservative Growth/ /                      122               381               660               1,455
 Strategic Growth                            126               393               681               1,500

MAIN STRATEGIES AND RISKS OF UNDERLYING FUNDS


This section provides a summary description of the investment objectives and the principal strategies and risks of the Underlying Funds in which the Portfolios invest. Additional descriptions of the risks associated with the Underlying Funds are provided in "Certain Investment Strategies and Risks." Additional descriptions of the Underlying Funds' strategies and risks can be found in the Fund's Statement of Additional Information.

EQUITY ACCOUNTS

PIF DISCIPLINED LARGECAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of March 31, 2007 this range was between approximately $1.5 billion and $429.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


Among the principal risks of investing in the Account are:

                                                                                    .Market Segment (LargeCap)
  . Equity Securities Risk                                  . Derivatives Risk        Risk
  . Underlying Fund Risk                                    . Growth Stock Risk     . Value Stock Risk
  . Active Trading Risk

EQUITY INCOME ACCOUNT I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

MAIN STRATEGIES AND RISKS
The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may write (sell) and purchase covered call options. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

                                                                                    .
                                                            .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                    Securities Risk         Risk
  . Fixed-Income Securities Risk                            . Value Stock Risk      . Derivatives Risk
                                                            .Foreign Securities
  . Underlying Fund Risk                                      Risk                  . Exchange Rate Risk
                                                            .High Yield
                                                              Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk

GROWTH ACCOUNT

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2007 this range was between approximately $1.2 billion and $432.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, for the purpose of portfolio hedging, and may invest in Initial Public Offerings.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk

LARGECAP BLEND ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2007 this range was between approximately $1.5 billion and $429.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Account securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk

MIDCAP STOCK ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of March 31, 2007 ranged between approximately $500 million and $14.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in money market instruments for temporary or defensive purposes.


The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.


In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk

REAL ESTATE SECURITIES ACCOUNT

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity
REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. The Account is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

SMALLCAP GROWTH ACCOUNT

SUB-ADVISOR(S): UBS Global Asset Management (Americas), Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Account seeks long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Account's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
  . MidCap Stock Risk

SMALLCAP VALUE ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("J.P. Morgan")

OBJECTIVE: The Account seeks long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

The J.P. Morgan investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated bets that seeks to deliver consistent returns with style characteristics similar to the Russell 2000 Value Index. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong trends with attractive relative valuation). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.


The J.P. Morgan process seeks to generate excess returns purely through stock selection. As a result, the portfolio tends to be largely sector neutral.


The portion of the Account managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Account, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk

WEST COAST EQUITY ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term growth of capital.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Account's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four-state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.


In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk

FIXED INCOME ACCOUNTS

PIF HIGH YIELD FUND II

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income.

MAIN STRATEGIES AND RISKS
The Account invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments. The Account invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by Edge. The remainder of the Account's assets may be invested in any other securities Edge believes are consistent with the Account's objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Account may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

Among the principal risks of investing in the Account are:

  .Fixed-Income
    Securities Risk         . Derivatives Risk       . Underlying Fund Risk
  .High Yield Securities    .Foreign Securities      .Real Estate Securities
    Risk                      Risk                     Risk
  .
    Equity Securities Risk  . Small Company Risk     . Exchange Rate Risk
  .Portfolio Duration
    Risk                    . Emerging Market Risk

INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with preservation of capital.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.


Among the principal risks of investing in the Account are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk

MONEY MARKET ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES AND RISKS
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


Among the principal risks of investing in the Account are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk

MORTGAGE SECURITIES ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with safety and liquidity.

MAIN STRATEGIES AND RISKS
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Account are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government         .Credit and Counterparty
    Sponsored Securities     Risk
    Risk

SHORT-TERM INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

MAIN STRATEGIES AND RISKS
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Account are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Strategic Asset Management ("SAM") Portfolios, except to the extent that the SAM Portfolios invest in securities other than the Underlying Funds. It does apply to the underlying funds in which the SAM Portfolios invest. The Statement of Additional Information contains additional information about investment strategies and their related risks. The term "Account," as used in this section, includes any of the investment portfolios of Principal Investors Fund in which the SAM Portfolios may invest from time to time at the discretion of Edge, the Sub-Advisor for the SAM Portfolios.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty's collateral invested by the Account declines in value as a result of investment losses.

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The PIF High Yield Fund II may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT's expenses, including management fees, and will remain subject to the Account's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts(except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the possibility that the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets, and International SmallCap Accounts may invest in securities of foreign companies. The other Accounts (except the Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


GEOGRAPHIC CONCENTRATION
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Stock Index, and LargeCap Value may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

FUND OF FUNDS
The performance and risks of each Principal LifeTime Account and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central
Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


The Portfolio's NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Portfolio invests.


For the Underlying Accounts, except the Money Market Account, the NAV is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder proportionately into the classes of the Account
.. subtracting the liabilities of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Portfolios earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Portfolios also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Portfolios normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Portfolio making the distribution.


MANAGEMENT OF THE FUND


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account or Portfolio. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Accounts or Portfolios.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           ACCOUNT                                FUND MANAGEMENT
           -------                                ---------------
           Strategic Asset Management Portfolios  Randall L. Yoakum
             Balanced Portfolio                   Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio




MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, has been responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) since March 2003. Mr. Meighan oversees the Asset Allocation Team, a group of investment professionals dedicated to the active management of the SAM Portfolios', on a day-to-day basis. Mr. Meighan also works collaboratively with Mr. Yoakum and Mr. Pokrzywinski developing portfolio asset allocation and investment strategies. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, has led a team of investment professionals in managing the predecessor SAM Portfolios since January 1999. Mr. Yoakum currently serves as Chairman of the SAM Portfolio's Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski formulating economic strategy. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account or Portfolio's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account or Portfolio on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

FEES PAID TO THE MANAGER
Each Portfolio pays Principal a fee for its services, which includes any fee Principal pays to the Portfolio's Sub-Advisor. The fee each Portfolio paid (as a percentage of the Account's average daily net assets) for the fiscal year ended December 31, 2006 was:

      SAM Balanced                N/A*     SAM Flexible Income
      SAM Conservative Balanced   N/A*     SAM Strategic Growth
      SAM Conservative Growth     N/A*


 * Each of the Accounts in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                                     FIRST $1                  OVER $1
         ACCOUNT *                   BILLION                   BILLION
         ---------                   -------                   -------
SAM Balanced Portfolio; SAM
Conservative Balanced
Portfolio; SAM Conservative
Growth Portfolio; SAM
Flexible Income Portfolio
and SAM Strategic Growth
Portfolio                             0.25%                     0.20%
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended June 30, 2006 and in the annual report to shareholders for the fiscal year ended December 31, 2006.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Portfolios. Under the 12b-1 Plan, each Portfolio may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Portfolios under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Portfolios and may cost more than paying other types of sales charges.


The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Portfolios is 0.25%.


PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Portfolios. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Portfolios as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Portfolios pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


ONGOING PAYMENTS. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolios. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Portfolios held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Portfolios.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolios, or may sell shares of the Portfolios to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year's sales of Portfolio shares to retirement plans by that financial intermediary.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Portfolios so that they can provide suitable information and advice about the Portfolios and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Portfolios for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.


In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. ("New American") and its parent company Washington Mutual, Inc. ("WaMu") (the "Transaction"). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the "Principal Products") that WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WM Financial Services, Inc. (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.


Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolios, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Portfolios as investment options, or for the distribution of the Portfolios to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

To obtain a current list of such firms, call 1-800-222-5852.


Although an Portfolio's sub-advisor may use brokers who sell shares of the Portfolios to effect portfolio transactions, the sale of Portfolio shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.


Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

GENERAL INFORMATION ABOUT A PORTFOLIO


FREQUENT TRADING AND MARKET TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Portfolios.

Frequent purchases and redemptions pose a risk to the Accounts because they may:
.. Disrupt the management of the Portfolios by:
  . forcing the Portfolio to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Portfolio and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Portfolio; and
.. Increase expenses of the Portfolio due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Portfolios in which the Principal LifeTime Portfolios or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Portfolios and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Portfolios may be at greater risk of harm due to frequent purchase and redemptions. For example, those Portfolios that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.


If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
.. Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Portfolios where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Portfolios is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary's excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management's opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.


The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Portfolios. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Portfolio shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Portfolio serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Portfolios at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example,
1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Portfolio, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Portfolio shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.


SHAREHOLDER RIGHTS
Each shareholder of an Portfolio is eligible to vote, either in person or by proxy, at all shareholder meetings for that Portfolio. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Portfolio. Each share has equal rights with every other share of the Portfolio as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Portfolio are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Portfolio shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392-2080.

Principal Life votes each Portfolio's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Portfolio held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Portfolios held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Portfolio's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Portfolio shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.


PURCHASE OF PORTFOLIO SHARES
Shares are purchased from the Distributor, the Fund's principal underwriter ("Distributor"). There are no sales charges on shares of the Portfolios, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Portfolios.

The Portfolios may, at their discretion and under certain limited circumstances, accept securities as payment for Portfolio shares at the applicable NAV. Each Portfolio will value securities used to purchase its shares using the same method the Portfolio uses to value its portfolio securities as described in this prospectus.


Shareholder accounts for each Portfolio are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Portfolio as evidence of ownership of Portfolio shares. Share certificates are not issued.


SALE OF PORTFOLIO SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Portfolio sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Portfolio requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Portfolio does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Portfolio in proper and complete form.


Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or
2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

DISTRIBUTIONS IN KIND. . The Fund may determine that it would be detrimental to the remaining shareholders of an Portfolio to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio's portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Portfolio pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Portfolio will value securities used to pay redemptions in kind using the same method the Portfolio uses to value its portfolio securities as described in this prospectus.


RESTRICTED TRANSFERS
Shares of each of the Portfolios may be transferred to an eligible purchaser. However, if an Portfolio is requested to transfer shares to other than an eligible purchaser, the Portfolio has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Portfolio must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

TAX INFORMATION


The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.


Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.


Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

FINANCIAL HIGHLIGHTS


The financial highlights table for each Account is intended to help you understand the Account's financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The financial statements of the Fund as of December 31, 2006, have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of Ernst & Young LLP is included, along with the Fund's financial statements, in the Fund's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The financial statements for the SAM Portfolios are derived from the financial statements for their predecessor funds. The predecessor funds' financial statements for the fiscal year ended December 31, 2006 were audited by Ernst & Young LLP, independent registered public accounting firm. The 2006 financial statements and the report of Ernst & Young LLP are included in the predecessor funds' annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The following table is a listing of Accounts and the corresponding predecessor fund for each.

PRINCIPAL VARIABLE CONTRACTS ACCOUNTS              PREDECESSOR FUND
 SAM Balanced Portfolio                 VT Balanced Portfolio
 SAM Conservative Balanced Portfolio    VT Conservative Balanced Portfolio
 SAM Conservative Growth Portfolio      VT Conservative Growth Portfolio
 SAM Flexible Income Portfolio          VT Flexible Income Portfolio
 SAM Strategic Growth Portfolio         VT Strategic Growth Portfolio

Financial Highlights

VT FLEXIBLE INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                           REALIZED
                    NET                       AND
                   ASSET                  UNREALIZED                 DIVIDENDS    DISTRIBUTIONS
                   VALUE        NET       GAIN/(LOSS)   TOTAL FROM    FROM NET      FROM NET
                 BEGINNING   INVESTMENT       ON        INVESTMENT   INVESTMENT     REALIZED          TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS   INCOME(1)    CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $14.08     $0.56(5)      $ 0.36        $0.92        $(0.57)       $(0.01)         $(0.58)
12/31/05            14.10      0.52(5)       (0.05)        0.47         (0.47)        (0.02)          (0.49)
12/31/04            13.71      0.51(5)        0.35         0.86         (0.47)           --           (0.47)
12/31/03            12.41      0.56(5)        1.08         1.64         (0.34)           --           (0.34)
12/31/02            12.23      0.41(5)       (0.15)        0.26         (0.08)           --           (0.08)

CLASS 2 SHARES
Year Ended:
12/31/06           $13.98     $0.53(5)      $ 0.36        $0.89        $(0.54)       $(0.01)         $(0.55)
12/31/05            14.02      0.49(5)       (0.07)        0.42         (0.44)        (0.02)          (0.46)
12/31/04            13.65      0.47(5)        0.36         0.83         (0.46)           --           (0.46)
12/31/03            12.38      0.53(5)        1.07         1.60         (0.33)           --           (0.33)
12/31/02            12.23      0.38(5)       (0.15)        0.23         (0.08)           --           (0.08)

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------------------
                                                RATIO OF      RATIO OF
                                                EXPENSES      EXPENSES
                                               TO AVERAGE    TO AVERAGE      RATIO OF
                  NET                 NET      NET ASSETS    NET ASSETS        NET
                 ASSET               ASSETS      BEFORE         AFTER       INVESTMENT
                 VALUE    TOTAL      END OF    REIMBURSE-    REIMBURSE-     INCOME TO    PORTFOLIO
                 END OF   RETURN     PERIOD      MENTS/        MENTS/        AVERAGE     TURNOVER
                 PERIOD    (2)     (IN 000S)   WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS     RATE
                 ------   ------   ---------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $14.42    6.84%    $126,456      0.29%         0.29%          3.99%         6%
12/31/05          14.08    3.41      143,367      0.30          0.30           3.74          5
12/31/04          14.10    6.47      149,055      0.28          0.28           3.67          5
12/31/03          13.71   13.30      143,283      0.30          0.30           4.33          4
12/31/02          12.41    2.14      125,992      0.30          0.30           3.37          9

CLASS 2 SHARES
Year Ended:
12/31/06         $14.32    6.61%    $ 63,097      0.54%         0.54%          3.74%         6%
12/31/05          13.98    3.09       79,487      0.55          0.55           3.49          5
12/31/04          14.02    6.24       67,752      0.53          0.53           3.42          5
12/31/03          13.65   13.02       34,501      0.55          0.55           4.08          4
12/31/02          12.38    1.89        9,416      0.55          0.55           3.12          9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5) Per share numbers have been calculated using the average shares method.


Financial Highlights

VT CONSERVATIVE BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                           INCOME/(LOSS) FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                           ----------------------------------------     ------------------------------------------

                                              NET
                                           REALIZED
                    NET                       AND
                   ASSET                  UNREALIZED                    DIVIDENDS    DISTRIBUTIONS
                   VALUE        NET       GAIN/(LOSS)   TOTAL FROM       FROM NET      FROM NET
                 BEGINNING   INVESTMENT       ON        INVESTMENT      INVESTMENT     REALIZED          TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME(1)    CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------      ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $12.07     $0.39(5)      $ 0.64        $ 1.03          $(0.33)       $(0.03)         $(0.36)
12/31/05            11.82      0.35(5)        0.18          0.53           (0.28)           --           (0.28)
12/31/04            11.15      0.34(5)        0.56          0.90           (0.23)           --           (0.23)
12/31/03             9.73      0.36(5)        1.29          1.65           (0.23)           --           (0.23)
12/31/02            10.04      0.31(5)       (0.54)        (0.23)          (0.07)        (0.01)          (0.08)

CLASS 2 SHARES
Year Ended:
12/31/06           $11.98     $0.36(5)      $ 0.64        $ 1.00          $(0.31)       $(0.03)         $(0.34)
12/31/05            11.75      0.32(5)        0.17          0.49           (0.26)           --           (0.26)
12/31/04            11.11      0.31(5)        0.55          0.86           (0.22)           --           (0.22)
12/31/03             9.71      0.33(5)        1.29          1.62           (0.22)           --           (0.22)
12/31/02            10.04      0.29(5)       (0.54)        (0.25)          (0.07)        (0.01)          (0.08)

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------------------
                                                RATIO OF      RATIO OF
                                                EXPENSES      EXPENSES
                                               TO AVERAGE    TO AVERAGE      RATIO OF
                  NET                 NET      NET ASSETS    NET ASSETS        NET
                 ASSET               ASSETS      BEFORE         AFTER       INVESTMENT
                 VALUE    TOTAL      END OF    REIMBURSE-    REIMBURSE-     INCOME TO    PORTFOLIO
                 END OF   RETURN     PERIOD      MENTS/        MENTS/        AVERAGE     TURNOVER
                 PERIOD    (2)     (IN 000S)   WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS     RATE
                 ------   ------   ---------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $12.74    8.83%    $43,249       0.33%          0.33%         3.22%        11%
12/31/05          12.07    4.59      43,818       0.38           0.38          3.00          4
12/31/04          11.82    8.21      40,458       0.33           0.33          3.02          1
12/31/03          11.15   17.09      31,600       0.36           0.31          3.48          6
12/31/02           9.73   (2.26)     20,759       0.41           0.30          3.20          9

CLASS 2 SHARES
Year Ended:
12/31/06         $12.64    8.50%    $32,716       0.58%          0.58%         2.97%        11%
12/31/05          11.98    4.37      29,984       0.63           0.63          2.75          4
12/31/04          11.75    7.88      20,845       0.58           0.58          2.77          1
12/31/03          11.11   16.83       9,128       0.61           0.56          3.23          6
12/31/02           9.71   (2.47)      2,244       0.66           0.55          2.95          9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.


Financial Highlights

VT BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $16.72     $0.41(5)      $ 1.33        $ 1.74       $(0.37)         $--           $(0.37)
12/31/05            16.08      0.36(5)        0.59          0.95        (0.31)          --            (0.31)
12/31/04            14.88      0.32(5)        1.16          1.48        (0.28)          --            (0.28)
12/31/03            12.42      0.33(5)        2.46          2.79        (0.33)          --            (0.33)
12/31/02            13.91      0.32(5)       (1.53)        (1.21)       (0.28)          --            (0.28)

CLASS 2 SHARES
Year Ended:
12/31/06           $16.61     $0.37(5)      $ 1.32        $ 1.69       $(0.33)         $--           $(0.33)
12/31/05            15.99      0.32(5)        0.58          0.90        (0.28)          --            (0.28)
12/31/04            14.82      0.28(5)        1.16          1.44        (0.27)          --            (0.27)
12/31/03            12.39      0.30(5)        2.45          2.75        (0.32)          --            (0.32)
12/31/02            13.91      0.29(5)       (1.53)        (1.24)       (0.28)          --            (0.28)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $18.09     10.61%       $507,193        0.27%         0.27%          2.39%        11%
12/31/05          16.72      6.01         462,438        0.28          0.28           2.26          4
12/31/04          16.08     10.12         467,076        0.28          0.28           2.13          4
12/31/03          14.88     22.74         419,273        0.29          0.29           2.50          7
12/31/02          12.42     (8.78)        334,605        0.29          0.29           2.52         22

CLASS 2 SHARES
Year Ended:
12/31/06         $17.97     10.38%       $224,203        0.52%         0.52%          2.14%        11%
12/31/05          16.61      5.72         198,280        0.53          0.53           2.01          4
12/31/04          15.99      9.83         164,802        0.53          0.53           1.88          4
12/31/03          14.82     22.46          91,631        0.54          0.54           2.25          7
12/31/02          12.39     (9.00)         31,335        0.54          0.54           2.27         22

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.


Financial Highlights

VT CONSERVATIVE GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.85     $0.28(5)      $ 1.86        $ 2.14       $(0.29)       $   --          $(0.29)
12/31/05            16.89      0.25(5)        0.93          1.18        (0.22)           --           (0.22)
12/31/04            15.32      0.21(5)        1.58          1.79        (0.22)           --           (0.22)
12/31/03            12.16      0.23(5)        3.23          3.46        (0.30)           --           (0.30)
12/31/02            14.87      0.23(5)       (2.51)        (2.28)       (0.41)        (0.02)          (0.43)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.73     $0.23(5)      $ 1.86        $ 2.09       $(0.26)       $   --          $(0.26)
12/31/05            16.80      0.21(5)        0.91          1.12        (0.19)           --           (0.19)
12/31/04            15.25      0.17(5)        1.58          1.75        (0.20)           --           (0.20)
12/31/03            12.13      0.20(5)        3.20          3.40        (0.28)           --           (0.28)
12/31/02            14.87      0.19(5)       (2.50)        (2.31)       (0.41)        (0.02)          (0.43)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $19.70     12.20%       $284,083        0.28%         0.28%          1.50%         8%
12/31/05          17.85      7.04         293,378        0.29          0.29           1.47          9
12/31/04          16.89     11.78         303,584        0.28          0.28           1.36         10
12/31/03          15.32     28.74         284,165        0.30          0.30           1.75         11
12/31/02          12.16    (15.52)        229,564        0.29          0.29           1.77         19

CLASS 2 SHARES
Year Ended:
12/31/06         $19.56     11.95%       $124,555        0.53%         0.53%          1.25%         8%
12/31/05          17.73      6.71          94,662        0.54          0.54           1.22          9
12/31/04          16.80     11.58          73,830        0.53          0.53           1.11         10
12/31/03          15.25     28.36          40,576        0.55          0.55           1.50         11
12/31/02          12.13    (15.72)         14,610        0.54          0.54           1.52         19

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.


Financial Highlights

VT STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $19.74     $0.23(5)      $ 2.32        $ 2.55       $(0.22)       $   --          $(0.22)
12/31/05            18.45      0.19(5)        1.22          1.41        (0.12)           --           (0.12)
12/31/04            16.46      0.14(5)        1.96          2.10        (0.11)           --           (0.11)
12/31/03            12.55      0.14(5)        3.98          4.12        (0.21)           --           (0.21)
12/31/02            16.45      0.15(5)       (3.47)        (3.32)       (0.54)        (0.04)          (0.58)

CLASS 2 SHARES
Year Ended:
12/31/06           $19.64     $0.17(5)      $ 2.32        $ 2.49       $(0.18)       $   --          $(0.18)
12/31/05            18.38      0.14(5)        1.22          1.36        (0.10)           --           (0.10)
12/31/04            16.42      0.09(5)        1.97          2.06        (0.10)           --           (0.10)
12/31/03            12.54      0.10(5)        3.98          4.08        (0.20)           --           (0.20)
12/31/02            16.45      0.11(5)       (3.44)        (3.33)       (0.54)        (0.04)          (0.58)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $22.07     13.06%       $146,789        0.29%         0.29%          1.10%         7%
12/31/05          19.74      7.71         136,966        0.31          0.31           1.01          9
12/31/04          18.45     12.83         130,069        0.29          0.29           0.80          4
12/31/03          16.46     33.07         105,077        0.31          0.31           0.99          9
12/31/02          12.55    (20.53)         73,936        0.32          0.32           1.06         16

CLASS 2 SHARES
Year Ended:
12/31/06         $21.95     12.77%       $ 69,965        0.54%         0.54%          0.85%         7%
12/31/05          19.64      7.47          48,413        0.56          0.56           0.76          9
12/31/04          18.38     12.54          34,129        0.54          0.54           0.55          4
12/31/03          16.42     32.76          14,766        0.56          0.56           0.74          9
12/31/02          12.54    (20.59)          2,676        0.57          0.57           0.81         16

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.







ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds Distributor, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated above as to each Account in the Account's description. Each of these risks is summarized below. The first three risks described below - liquidity risk, market risk, and management risk - apply to all the Accounts. The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE ACCOUNTS
-----------------------------------

LIQUIDITY RISK
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account's ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

MARKET RISK
The value of an Account's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACCOUNTS
-----------------------------------------------

ACTIVE TRADING RISK
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

CREDIT AND COUNTERPARTY RISK
The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indices. An Account's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: Account's strategy of investing in midcap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: Account's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: Account's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such Accounts' investments would likely decline.

NON-DIVERSIFICATION RISK
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account's holdings are, the more a specific stock's poor performance is likely to affect the Account's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments), . are subject to cash flow dependency and defaults by borrowers, and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When an Account's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The Principal LifeTime Accounts and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of March 31, 2007.

                                       PRINCIPAL LIFETIME ACCOUNTS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond                               2.7%       7.8%       0.9%       0.3%       0.2%       1.8%      13.7%
 Capital Value                      0.4        2.2        0.4        0.2        0.2        0.1        3.5
 Diversified International          0.9        4.1        0.8        0.4        0.3        0.1        6.6
 Equity Growth                      0.5        2.7        0.5        0.3        0.2        0.1        4.3
 Growth                             0.3        1.3        0.3        0.1        0.1        0.0        2.1
 LargeCap Stock Index               2.0        9.2        1.6        0.8        0.5        0.4       14.5
 LargeCap Value                     0.6        3.2        0.6        0.3        0.2        0.2        5.1
 Money Market                       0.8        0.0        0.0        0.0        0.0        1.3        2.1
 Real Estate Securities             0.6        2.3        0.3        0.1        0.1        0.3        3.7
 SmallCap                           0.9        3.1        0.4        0.3        0.1        0.2        5.0
 SmallCap Growth                    0.3        1.6        0.4        0.2        0.2        0.0        2.7
 SmallCap Value                     0.2        0.9        0.2        0.1        0.1        0.0        1.5



The SAM Portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust ("WMVT") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund as follows:

         WMVT ACQUIRED FUNDS                    PVC ACQUIRING ACCOUNTS
 Equity Income Fund                     Equity Income Account I
 Growth Fund                            Growth Account
 Growth & Income Fund                   LargeCap Blend Account
 Income Fund                            Income Account
 International Growth Fund              Diversified International Account
 Mid Cap Stock Fund                     MidCap Stock Account
 Money Market Fund                      Money Market Account
 REIT Fund                              Real Estate Securities Account
 Short Term Income Fund                 Short-Term Income Account
 Small Cap Growth Fund                  SmallCap Growth Account
 Small Cap Value Fund                   SmallCap Value Account
 U.S. Government Securities Fund        Mortgage Securities Account
 West Coast Equity Fund                 West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of March 31, 2007:

                                                            SAM PORTFOLIOS
 -----------------------------------------------------------------------------------------------------
                                  FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                   INCOME      BALANCED    BALANCED      GROWTH      GROWTH
 UNDERLYING FUND                  PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   TOTAL
  Diversified International          0.0%        0.7%         9.5%        6.7%         4.1%     21.0%
  Equity Income I                    1.7         1.3         17.8        12.8          7.5      41.1
  Growth                             3.1         1.9         27.5        19.2         11.7      63.4
  Income                            23.0         6.7         37.2         8.7          0.0      75.6
  International Emerging Markets     0.0         0.6          8.1         5.8          3.6      18.1
  LargeCap Blend                     2.3         1.3         17.9        12.9          8.0      42.4
  MidCap Stock                       4.3         2.1         28.7        22.3         14.8      72.2
  Money Market                       0.0         0.0          1.7         0.0          0.0       1.7
  Mortgage Securities               22.2         7.5         47.4        11.1          0.0      88.2
  PIF High Yield Fund II             0.8         0.3          2.1         0.7          0.6       4.5
  Real Estate Securities             0.7         0.4          5.9         4.3          2.6      13.9
  Short-Term Income                 49.4         9.4         15.0         0.0          0.0      73.8
  SmallCap Growth                    1.5         0.7         11.6         8.7          5.2      27.7
  SmallCap Value                     0.9         0.4          6.1         4.5          2.7      14.6
  West Coast Equity                  1.5         1.7         23.3        16.9         11.1      54.5


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account's securities do not affect interest income on securities already held by the Account but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when an Account's average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
An Account's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. An Account's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.